CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 ELDON R. ARNOLD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Eldon R. Arnold, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                          1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                            1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


   IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Eldon R. Arnold
                                     _____________________________
                                          Eldon R. Arnold

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                ROBERT J. MARZEC
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert J. Marzec, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
-------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Robert J. Marzec
                                     _____________________________
                                            Robert J. Marzec

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LORETTA M. BURD
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Loretta M. Burd, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                    CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                                    333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                                  333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                                 333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                               333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Loretta M. Burd
                                     _____________________________
                                             Loretta M. Burd

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JOSEPH J. GASPER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Joseph J. Gasper, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Joseph J. Gasper
                                     _____________________________
                                             Joseph J. Gasper

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                BERT J. HASH, JR.
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Bert J. Hash, Jr., Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Bert J. Hash, Jr.
                                     _____________________________
                                             Bert J. Hash, Jr.

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                               VICTORIA W. MILLER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Victoria W. Miller, Director of CUNA Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Victoria W. Miller
                                     _____________________________
                                             Victoria W. Miller

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 C. ALAN PEPPERS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, C. Alan Peppers, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/C. Alan Peppers
                                     _____________________________
                                             C. Alan Peppers

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 RANDY M. SMITH
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Randy M. Smith, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Randy M. Smith
                                     _____________________________
                                            Randy M. Smith

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                FAROUK D.G. WANG
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Farouk D. G. Wang, Director of CUNA Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Farouk D. G. Wang
                                     _____________________________
                                            Farouk D. G. Wang

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                 LARRY T. WILSON
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Larry T. Wilson, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
--------------------------------------------------------------------------------
    MEMBERS Choice Variable Annuity                    333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Larry T. Wilson
                                     _____________________________
                                             Larry T. Wilson

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                JAMES W. ZILINSKI
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James W. Zilinski, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
    MEMBERS Variable Universal Life II                 333-148420
        Ultra-Vers-ALL LIFE                            333-148424

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
     MEMBERS Variable Annuity II                       333-148423
     MEMBERS Variable Annuity III                      333-148426
    MEMBERS Choice Variable Annuity                    333-148422

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/James W. Zilinski
                                     _____________________________
                                            James W. Zilinski

                          CUNA MUTUAL INSURANCE SOCIETY

                                POWER OF ATTORNEY

                                    JEFF POST
                             DIRECTOR AND PRESIDENT

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CUNA Mutual Insurance Society, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Jon G. Furlow, Ross D. Hansen or Kerry A. Jung, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with:

                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915
--------------------------------------------------------------------------------
            PRODUCT NAME                           1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
     MEMBERS Variable Universal Life                   333-48419
--------------------------------------------------------------------------------
    MEMBERS Variable Universal Life II                 333-148420
--------------------------------------------------------------------------------
        Ultra-Vers-ALL LIFE                            333-148424
--------------------------------------------------------------------------------

                       CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT
                             1940 ACT FILE NO. 811-08260
--------------------------------------------------------------------------------
          PRODUCT NAME                             1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
      MEMBERS Variable Annuity                         333-148421
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity II                       333-148423
--------------------------------------------------------------------------------
     MEMBERS Variable Annuity III                      333-148426
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    MEMBERS Choice Variable Annuity                    333-148422
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

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


       IN WITNESS WHEREOF, this 10 day of August, 2010.

                                     /s/Jeff Post
                                     _____________________________
                                              Jeff Post